Oppenheimer Pennsylvania Tax-Exempt Fund
                       Exhibit 24(b)(16)(ii) to Form N-1A
                      Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution                    Amount From                Amount From
  Reinvestment                    Investment                 Long or Short-Term                 Reinvestment
  (Ex)Date                        Income                     Capital Gains                      Price
Class A Shares
  10/18/89                          0.0614000                 0.0000                             11.470
  11/15/89                          0.0614000                 0.0000                             11.490
  12/13/89                          0.0614000                 0.0000                             11.560
  01/10/90                          0.0614000                 0.0000                             11.590
  02/07/90                          0.0614000                 0.0000                             11.420
  03/07/90                          0.0614000                 0.0000                             11.410
  04/04/90                          0.0614000                 0.0000                             11.350
  05/02/90                          0.0614000                 0.0000                             11.170
  05/30/90                          0.0614000                 0.0000                             11.370
  06/27/90                          0.0644000                 0.0000                             11.390
  07/25/90                          0.0644000                 0.0000                             11.470
  08/22/90                          0.0644000                 0.0000                             11.300
  09/19/90                          0.0644000                 0.0000                             11.230
  10/17/90                          0.0644000                 0.0000                             11.150
  11/14/90                          0.0644000                 0.0000                             11.360
  12/12/90                          0.0554000                 0.0000                             11.470
  01/09/91                          0.0544000                 0.0000                             11.410
  02/06/91                          0.0549000                 0.0000                             11.550
  03/06/91                          0.0548000                 0.0000                             11.460
  04/03/91                          0.0539000                 0.0000                             11.450
  05/01/91                          0.0567000                 0.0000                             11.520
  05/29/91                          0.0559000                 0.0000                             11.590
  06/26/91                          0.0576000                 0.0000                             11.530
  07/24/91                          0.0552000                 0.0000                             11.620
  08/21/91                          0.0562000                 0.0000                             11.740
  09/18/91                          0.0573000                 0.0000                             11.770
  10/16/91                          0.0572000                 0.0000                             11.840
  11/13/91                          0.0570000                 0.0000                             11.870
  12/11/91                          0.0571000                 0.0377                             11.810
  01/08/92                          0.0580000                 0.0000                             11.970
  02/05/92                          0.0590000                 0.0000                             11.870
  03/04/92                          0.0593000                 0.0000                             11.800
  04/01/92                          0.0566000                 0.0000                             11.780
  04/29/92                          0.0622000                 0.0000                             11.810
  05/27/92                          0.0605000                 0.0000                             11.850
  06/24/92                          0.0605000                 0.0000                             11.880
  07/22/92                          0.0605000                 0.0000                             12.140
  08/19/92                          0.0605000                 0.0000                             12.140
  09/16/92                          0.0140000                 0.0697                             12.050
  10/14/92                          0.0585000                 0.0000                             11.970
  11/11/92                          0.0585000                 0.0000                             11.920
  12/09/92                          0.0585000                 0.0053                             12.020
  01/06/93                          0.0585000                 0.0000                             12.070
  02/03/93                          0.0585000                 0.0000                             12.110
  03/03/93                          0.0585000                 0.0000                             12.520
  03/31/93                          0.0585000                 0.0000                             12.380





Oppenheimer Pennsylvania Tax-Exempt Fund
Page 2


  Distribution                      Amount From              Amount From
  Reinvestment                      Investment               Long or Short-Term                 Reinvestment
  (Ex)Date                          Income                   Capital Gains                       Price

Class A Shares (Continued)
  04/28/93                          0.0585000                 0.0000                             12.430
  05/26/93                          0.0585000                 0.0000                             12.410
  07/09/93                          0.0609000                 0.0000                             12.660
  08/10/93                          0.0609000                 0.0000                             12.640
  09/10/93                          0.0609000                 0.0000                             12.970
  10/08/93                          0.0609000                 0.0000                             12.960
  11/10/93                          0.0590000                 0.0000                             12.770
  12/10/93                          0.0571000                 0.0044                             12.850
  01/10/94                          0.0571000                 0.0000                             12.860
  02/10/94                          0.0571000                 0.0000                             12.850
  03/10/94                          0.0571000                 0.0000                             12.290
  04/08/94                          0.0571000                 0.0000                             11.790
  05/10/94                          0.0571000                 0.0000                             11.630
  06/10/94                          0.0571000                 0.0000                             12.010
  07/08/94                          0.0571000                 0.0000                             11.590
  08/10/94                          0.0571000                 0.0000                             11.720
  09/09/94                          0.0571000                 0.0000                             11.700
  10/10/94                          0.0571000                 0.0000                             11.450
  11/10/94                          0.0571000                 0.0000                             10.900
  12/09/94                          0.0571000                 0.0000                             11.050
  01/10/95                          0.0571000                 0.0000                             11.220
  02/10/95                          0.0571000                 0.0000                             11.680
  03/10/95                          0.0571000                 0.0000                             11.720
  04/10/95                          0.0571000                 0.0000                             11.880
  05/10/95                          0.0571000                 0.0000                             11.990
  06/09/95                          0.0571000                 0.0000                             12.120
  07/10/95                          0.0571000                 0.0000                             12.050
  08/10/95                          0.0571000                 0.0000                             11.860
  09/08/95                          0.0571000                 0.0000                             12.000
  10/10/95                          0.0571000                 0.0000                             12.080
  11/10/95                          0.0571000                 0.0000                             12.170
  12/08/95                          0.0571000                 0.0000                             12.390
  01/10/96                          0.0571000                 0.0000                             12.300
  02/09/96                          0.0571000                 0.0000                             12.400
  03/08/96                          0.0571000                 0.0000                             12.070
  04/10/96                          0.0571000                 0.0000                             11.900
  05/10/96                          0.0571000                 0.0000                             11.930
  06/10/96                          0.0571000                 0.0000                             11.820
  07/10/96                          0.0571000                 0.0000                             11.860

Class B Shares
  05/26/93                          0.0386000                 0.0000                             12.410
  07/09/93                          0.0439000                 0.0000                             12.660
  08/10/93                          0.0521000                 0.0000                             12.630
  09/10/93                          0.0510000                 0.0000                             12.970
  10/08/93                          0.0523000                 0.0000                             12.960
  11/10/93                          0.0496000                 0.0000                             12.770
  12/10/93                          0.0481000                 0.0044                             12.850
  01/10/94                          0.0490847                 0.0000                             12.860
  02/10/94                          0.0484937                 0.0000                             12.850
  03/10/94                          0.0496200                 0.0000                             12.290

Oppenheimer Pennsylvania Tax-Exempt Fund
Page 3


  Distribution                      Amount From              Amount From
  Reinvestment                      Investment               Long or Short-Term                Reinvestment
  (Ex)Date                          Income                   Capital Gains                      Price

Class B Shares (continued)
  04/08/94                          0.0493571                 0.0000                             11.790
  05/10/94                          0.0494176                 0.0000                             11.630
  06/10/94                          0.0489772                 0.0000                             12.010
  07/08/94                          0.0500546                 0.0000                             11.590
  08/10/94                          0.0493409                 0.0000                             11.720
  09/09/94                          0.0490793                 0.0000                             11.700
  10/10/94                          0.0500195                 0.0000                             11.450
  11/10/94                          0.0497783                 0.0000                             10.900
  12/09/94                          0.0497066                 0.0000                             11.050
  01/10/95                          0.0501320                 0.0000                             11.220
  02/10/95                          0.0492180                 0.0000                             11.680
  03/10/95                          0.0502120                 0.0000                             11.720
  04/10/95                          0.0497950                 0.0000                             11.870
  05/10/95                          0.0496546                 0.0000                             11.990
  06/09/95                          0.0490445                 0.0000                             12.120
  07/10/95                          0.0499052                 0.0000                             12.050
  08/10/95                          0.0492669                 0.0000                             11.860
  09/08/95                          0.0494910                 0.0000                             12.000
  10/10/95                          0.0496361                 0.0000                             12.080
  11/10/95                          0.0486906                 0.0000                             12.170
  12/08/95                          0.0499497                 0.0000                             12.390
  01/10/96                          0.0492085                 0.0000                             12.300
  02/09/96                          0.0489161                 0.0000                             12.400
  03/08/96                          0.0499787                 0.0000                             12.060
  04/10/96                          0.0493056                 0.0000                             11.900
  05/10/96                          0.0491592                 0.0000                             11.920
  06/10/96                          0.0499560                 0.0000                             11.820
  07/10/96                          0.0496817                 0.0000                             11.860

Class C Shares
  09/08/95                          0.0204886                 0.0000                             12.000
  10/10/95                          0.0557899                 0.0000                             12.070
  11/10/95                          0.0486906                 0.0000                             12.160
  12/08/95                          0.0483733                 0.0000                             12.390
  01/10/96                          0.0478194                 0.0000                             12.300
  02/09/96                          0.0449510                 0.0000                             12.400
  03/08/96                          0.0487777                 0.0000                             12.060
  04/10/96                          0.0494001                 0.0000                             11.900
  05/10/96                          0.0491423                 0.0000                             11.920
  06/10/96                          0.0494449                 0.0000                             11.810
  07/10/96                          0.0487977                 0.0000                             11.860


Oppenheimer Pennsylvania Tax-Exempt Fund
Page 4


1. Average Annual Total Returns for the Periods Ended 07/31/96:

   The formula for calculating average annual total return is as follows:

             1                           ERV n
   --------------- = n                  (---) - 1 = average annual total return
   number of years                        P


   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000


Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

  One Year                                           Five Year

  $1,012.96 1                       $1,332.47 .2
 (---------)  - 1 = 1.30%          (---------)   - 1 = 5.91%
   $1,000                             $1,000

  Inception

  $1,540.23 .1456
 (---------)  - 1 = 6.49%
   $1,000



Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 2.00% for the inception year:

  One Year                                           Inception

  $1,005.48 1                       $1,115.75 .3077
 (---------)  - 1 = 0.55%          (---------)   - 1 = 3.43%
   $1,000                              $1,000



Oppenheimer Pennsylvania Tax-Exempt Fund
Page 5


1. Average Annual Total Returns for the Periods Ended 07/31/96 (Continued):

Examples at NAV:

Class A Shares

  One Year                                           Five Year

  $1,063.47 1                       $1,398.90 .2
 (---------)  - 1 = 6.35%          (---------)   - 1 = 6.94%
   $1,000                             $1,000

  Inception

  $1,616.99 .1456
 (---------)  - 1 = 7.25%
   $1,000


Class B Shares

  One Year                                           Inception

  $1,055.47 1                     $1,135.08 .3077
 (---------)  - 1 = 5.55%          (---------)   - 1 = 3.98%
   $1,000                             $1,000



2.  Cumulative Total Returns for the Periods Ended 07/31/96:

    The formula for calculating cumulative total return is as follows:

          (ERV - P) / P  =  Cumulative Total Return

Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

    One Year                                                  Five Year

    $1,012.96 - $1,000                          $1,332.47 - $1,000
    ------------------  = 1.30%                ------------------  = 33.25%
             $1,000                                    $1,000

    Inception

    $1,540.23 - $1,000
    ------------------  = 54.02%
             $1,000


Oppenheimer Pennsylvania Tax-Exempt Fund
Page 6


2.  Cumulative Total Returns for the Periods Ended 07/31/96 (Continued):
Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 2.00% for the inception year:

    One Year                                                  Inception

    $1,005.48 - $1,000                        $1,115.75 - $1,000
    ------------------  = 0.55%              ------------------  = 11.58%
             $1,000                                 $1,000

Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the inception year:

    Inception

    $1,043.95 - $1,000
    ------------------  =  4.40%
          $1,000

Examples at NAV:

Class A Shares

    One Year                                                  Five Year

    $1,063.47 - $1,000                          $1,398.90 - $1,000
    ------------------  = 6.35%               ------------------  = 39.89%
             $1,000                                    $1,000

    Inception

    $1,616.99 - $1,000
    ------------------  = 61.70%
             $1,000

Class B Shares

    One Year                                                  Inception

    $1,055.47 - $1,000                           $1,135.08 - $1,000
    ------------------  = 5.55%                 ------------------  = 13.51%
             $1,000                                    $1,000

Class C Shares

    Inception

    $1,053.95 - $1,000
    ------------------  =  5.40%
          $1,000


Oppenheimer Pennsylvania Tax-Exempt Fund
Page 7


3.  Standardized Yield for the 30-Day Period Ended 07/31/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                                     a - b                  6
                     Yield =  2 { (--------  +  1 )  -  1 }
                                     cd or ce

          The symbols above represent the following factors:

            a = Dividends and interest earned during the 30-day period.
            b = Expenses accrued for the period (net of any expense
                    reimbursements).
            c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends.
            d = The Fund's maximum offering price (including sales charge) per share on the last day of the period.
            e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.



Class A Shares

Example, assuming a maximum sales charge of 4.75%:

                   $324,552.96 - $52,583.98                    6
             2{(------------------------ +  1)  - 1}  = 4.87%
                     5,366,115  x  $12.61


Class B Shares

Example at NAV:

                   $ 80,119.46 - $23,029.74                    6
             2{(------------------------ +  1)  - 1}  = 4.34%
                     1,324,820  x  $12.01


Class C Shares

Example at NAV:


                   $ 2,231.64 - $   678.44                     6
             2{(------------------------ +  1)  - 1}  = 4.24%
                         36,917 x  $12.00



Oppenheimer Pennsylvania Tax-Exempt Fund
Page 8


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 07/31/96:

    The Fund's dividend yields are calculated using the following formula:

                  Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

          a = The accrual dividend earned during the period.
          b = The Fund's maximum offering price (including sales charge)
              per share on the last day of the period.
          c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.

Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering                                $.0546010/30 x 365
                                                   ------------------  =  5.27%
                                                               $12.61

  Dividend Yield
  at Net Asset Value                                 $.0546010/30 x 365
                                                   ------------------  =  5.53%
                                                               $12.01
Class B Shares

  Dividend Yield
  at Net Asset Value                                 $.0472479/30 x 365
                                                   ------------------  =  4.79%
                                                      $12.01

Class C Shares

  Dividend Yield
  at Net Asset Value                                 $.0462641/30 x 365
                                                   ------------------  =  4.69%
                                                               $12.00


Oppenheimer Pennsylvania Tax-Exempt Fund
Page 9


4.     TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 07/31/96:

   The Fund's tax-equivalent yields are calculated using the following formula:

                  a
            -----  +  b  =  Tax-Equivalent Yield
            1 - c

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio.
   b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Combined stated tax rate (e.g., federal and state income tax rates for an individual in the 39.6% federal tax bracket filing singly).


       Examples:

  Class A Shares

                                       .0487
                                    -----------  +  0  = 8.30%
                                    1  -  .4129

  Class B Shares

                                       .0434
                                    -----------  +  0  = 7.39%
                                    1  -  .4129

  Class C Shares

                                       .0424
                                    -----------  +  0  = 7.22%
                                    1  -  .4129



         Combined Stated Tax Rate Formula

                  1 - {(1-d)(1-e)} = Combined Stated Tax Rate

         The symbols above represent the following factors:

         d = Stated federal tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).
         e = Stated Pennsylvania State tax rate (e.g., for an individual in the 39.6% federal and 2.80% state tax bracket filing singly).


          Example:   1 - {(1 - .3960)(1 - .0280)} = 41.29%